SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 20, 1997





                              BECKLEY BANCORP, INC
                              --------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                      0-23878                55-0733525
----------------------------      --------------          ---------------
(State or other jurisdiction      (SEC File No.)          (IRS Employer
     of incorporation)                                     Identification
                                                              Number)




200 Main Street, Beckley, West Virginia                      25802-1069
---------------------------------------                      ----------
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code:        (304) 252-6201
                                                           --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               CCF HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         The press release filed under Item 7 of this Form 8-K provides information concerning the execution of a non-binding letter of intent for the acquisition of the registrant by Horizon Bancorp, Inc. The letter of intent expires on the earlier of May 30, 1997 or the date a definitive agreement is executed by both parties.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits
--------------------------------------------------------------------------------

Exhibit 99 -               Press Release dated May 19, 1997

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BECKLEY BANCORP, INC.




Date: May 20, 1997            By: /s/ Duane K. Sellards
      ------------                ---------------------
                                  Duane K. Sellards
                                  President and Chief Executive Officer